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                         ALLSTATE LIFE INSURANCE COMPANY
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

      Allstate RetirementAccess Variable Annuity B Series(SM) ("B Series") Allstate RetirementAccess Variable Annuity L Series(SM) ("L Series") Allstate RetirementAccess Variable Annuity X Series(SM) ("X Series")

                         Supplement, dated July 16, 2009
                                       To
                 Prospectus, dated May 1, 2009, as supplemented

This Supplement should be read and retained with the current Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647 for Allstate Life Insurance Company, or 1-877-234-8688 for Allstate Life Insurance Company of New York.

Closing of TrueIncome - Highest Daily 7 and TrueIncome - Spousal Highest Daily
7. TrueIncome - Highest Daily 7 and TrueIncome - Spousal Highest Daily 7 (the "Benefits" and each, a "Benefit") are described in the section of the prospectus entitled "Living Benefit Programs". Effective August 21, 2009, the Benefits will no longer be available for new elections. If you currently participate in either Benefit, this closing does not affect you or the guarantees associated with your Benefit. However, subsequent to the closure, you will no longer be allowed to re-elect either Benefit if you decide to terminate a Benefit. After this closure, we no longer offer any guaranteed living income benefits for new election within this Annuity.

Election of Optional Death Benefits. In the Prospectus for Allstate Life Insurance Company, in the section entitled "Death Benefit", in the sub-section entitled "Optional Death Benefits," the following sentence was inadvertently omitted and is added as the second sentence of the second paragraph:

"However, with respect to the L Series, if not previously elected, the Combination 5% Roll-up and HAV death benefit may be elected on the fifth Annuity anniversary and each Annuity anniversary thereafter, but not later than the tenth Annuity anniversary."